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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement File Nos. 333-108076, 333-109963, 33-62967, 33-62971, 333-32394, 333-68059, 333-37913,
333-55764, 333-86410, and 333-106335 of Norstan, Inc. on Form S-8(3) of our
report dated July 22, 2004, appearing in this Annual Report on Form 10-K of Norstan, Inc. for the year ended April 30, 2004.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
July 27, 2004